United Insurance Holdings Corp. NASDAQ: UIHC Presentation to the

Presenters 2 Mr. John Forney, CFA Chief Executive Officer (727) 280-4155 jforney@upcinsurance.com Mr. Brad Martz Chief Financial Officer (727) 280-4157 bmartz@upcinsurance.com

Mission-Vision-Strategy 3 To build a sustainable franchise that delivers quality insurance products in select markets in order to produce superior risk-adjusted returns for investors. MISSION To be the premier provider of property insurance in catastrophe exposed areas. VISION To grow selectively in target markets by building a superior team of insurance professionals that can (i) provide agents and policyholders quality insurance products with world- class service and systems; (ii) raise & manage capital to support business growth; and (iii) build and maintain relationships with external partners. STRATEGY

UPC Investment Thesis

Deep Experience	•Proven leader in the world's peak exposure zone for hurricane risk •Cumulative written premiums since inception \$2.2 billion; cumulative claims paid over \$1 billion •Anti-fragility demonstrated during 16 different catastrophe events since 1999
Huge Market Opportunity	•Significant, permanent dislocation/lack of capacity in windstorm exposed markets •Small market share needed to generate significant premium growth & volume •8th in Florida & 36th nationally in home premium with production in only 7 states
Premier Leadership Team	•Stability and continuity at the Board & Sr. Leadership levels •Augmenting strong foundation of tenured associates with new national experience •Added Legal, Actuarial, Sales and Underwriting talent in 2014 to support growth
Conservatively Capitalized	•Strong balance sheet with ample equity & liquidity – minimal financial leverage & investment risk •Internal capital augmented by \$1.1 billion of reinsurance •Conservative reserving philosophy
Execution	•Nine new licenses received in past 2 years; now licensed or have applications pending in 17 of 18 target markets •Developed and implementing unique product and pricing philosophy (UPC 1.0) •Diversification accelerating with ~67% of all new policies coming from outside FL
Strong Financial Results	•Profitable in 14 of 15 years since inception •YTD 6/30/14 results: revenue growth 45.7% and earnings growth of 136.8% •ROAE over 20% each of past two years; TTM underlying combined ratio of 80.2%

4

UPC INSURANCE

UPC Has Longevity & Experience 5  Company Founded in 1999  Sole focus from inception until 2012 was residential property insurance in Florida  Focus + conservatism + experience = consistent profits  More than 10 companies became insolvent in the historic 2004-2005 hurricane seasons (including three of the ten largest Florida writers), but UPC Insurance was profitable both years  Total claims paid since inception over $1 billion, with over $500 million paid on 16 separate hurricane and tropical storm events  Long Board continuity – one Chairman in company’s history  Current successful expansion into other states is fueled by this depth of experience

6 OPPORTUNITY

UPC’s Huge Market Opportunity 7 Relative U.S. Hurricane Risk¹ ¹ Source: AIR Worldwide ² Source: Karen Clark & Company Exposed Property Values ($ billions) ² All TIV Coastal TIV Peak Coastal Area State 1 New York 6,989 4,938 2,132 2 Florida 4,227 3,305 608 3 Texas 5,421 1,446 1,072 4 Massachusetts 2,144 1,152 284 5 New Jersey 2,843 1,109 292 6 Connecticut 1,152 718 327 7 Louisiana 1,018 366 117 8 Virginia 1,867 279 93 9 South Carolina 915 241 94 10 Maine 368 218 95 11 North Carolina 1,894 160 51 12 Rhode Island 321 142 56 13 Alabama 1,014 130 90 14 Georgia 2,241 98 58 15 New Hampshire 367 97 97 16 Delaware 249 81 45 17 Mississippi 527 68 38 18 Maryland 1,419 19 19 Total 34,976 14,567 5,568 Export capabilities to all cat-exposed areas

8 LEADERSHIP

Gregory C. Branch Chairman • Chairman of UPC Insurance since inception in 1999 • Prior Member of Lloyd’s of London for over 20 years • Former Chairman of Summit Holding Southeast, Inc. (acquired by Liberty Mutual) John L. Forney, CFA President & CEO • 25+ year successful career in investment banking, insurance and risk management • Former Managing Director, Raymond James – Advised state government agencies in Florida (Citizens/FHCF/FIGA), California (CEA), Texas (TWIA), North Carolina (NCJUA) and Louisiana (Citizens) on insuring property catastrophe risks. • Advised major national industry consortium led by State Farm and Allstate on managing residential natural catastrophe risk B. Bradford Martz, CPA CFO • 19+ years of progressively responsible experience in the insurance, public accounting, homebuilding and technology sectors • Former CFO/CAO, Bankers Insurance Group / Former Managing Partner, Lake, Martz & Co, P.A. / Former CFO, Bonded Builders Home Warranty Deepak Menon, CPCU VP of Operations • 18+ years of underwriting, product and distribution strategy experience with a focus on well managed growth • Former VP of Marketing for American Strategic Insurance / Former Product Manager for ACE and One Beacon Andrew Swenson, CISS CIO • 25+ years of experience leading technology efforts at multiple large publicly traded international service organizations • Former CIO at Vology, Tribridge, Sykes Enterprises, ABR Information Services (a/k/a Ceridian) and ServiceMaster, LLP Kimberly Salmon, JD General Counsel & CLO • 21+ years of experience in the insurance defense industry with strong emphasis on personal property claims • Former partner in the law firm Groelle & Salmon, P.A. and current member of the Florida Bar and U.S. District Court for the Middle District of Florida. John Langowski, AIC, AIM VP of Claims • 24+ years of industry-related experience; 10+ years spent at Fortune 100 companies specializing in P&C insurance • Former VP and Chief Claims Officer, Cypress Insurance Group / Former Regional Director of Claims, Farmers Insurance Group in Texas Jay Williams, CIC, CRM, AAI, AIP, ACSR VP of Marketing • 33+ years of insurance experience; served in various new business development and marketing roles for insurance entities • Former Managing Director, Florida Association of Insurance Agents / Former Marketing VP at Bankers Insurance Group Experienced Leadership Team 9

Significant Internal Capabilities 10 All key functional areas are controlled by experienced UPC employees Board of Di recto rs & CEO/ P re siden t Claims IT Operations Finance Legal Sales/Marketing Strong internal team recently augmented by first UPC actuarial manager All loss adjustment decisions are made by UPC employees; new claims technology online 9/14 UPC 1.0 proprietary product launched in 2014; new Chief Underwriting Officer and Commercial Lines Manager Focused on a data-centric, real-time and agile model that is not dependent on any single system, platform or vendor Hired UPC’s 1st General Counsel who brings a wealth of experience in insurance defense work and compliance Attracting industry veterans in each market to appoint the best agents, promote our brand and avoid adverse selection

11 FINANCIAL STRENGTH

UPC is Conservatively Capitalized 12 in thousands 6/30/2014 6/30/2013 % Chg Assets Investments $ 347,403 $ 241,963 43.6% Cash 79,738 50,815 56.9% Receivables 39,357 33,089 18.9% Current Assets 466,498 325,867 43.2% Other Assets 170,367 141,272 20.6% Total Assets 636,865 467,139 36.3% Liabilities Loss Reserves 50,948 38,234 33.3% Unearned Premiums 219,116 175,057 25.2% Reinsurance Payable 133,313 114,067 16.9% Other liabilities 34,979 27,555 26.9% Notes Payable 14,118 15,294 -7.7% Total Liabilities 452,474 370,207 22.2% Stockholders' Equity $ 184,391 $ 96,932 90.2% $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 Cash & Invested Assets Investments Cash Strong liquidity relative to loss reserves and potential retained catastrophe loss exposure Underwriting leverage¹ is about 1.3x equity despite significant premium growth 1Underwriting leverage = net earned premiums (ttm) / stockholders’ equity at June 30, 2014 Will add capital when prudent, but focus is on ROAE & dedicating 100% of capital to growing UPC’s insurance business

Investments Avoid Asset Risk 1 • Designed to preserve capital, maximize after-tax investment income, maintain liquidity and minimize asset risk • As of June 30, 2014, 100% of the Company’s fixed maturity portfolio was rated investment grade – Average duration: 3.46 years – Composite rating: A – Average coupon: 2.56% (1) Data as of June 30, 2014 13 Securities Portfolio Value ($mm) % of total Cash and Investments U.S Government & Agency Securities $ 91.6 21.4% Cash & Cash Equivalents 79.7 18.7% Public Utilities and Corporate Securities 124.5 29.2% State, Municipalities & Political Subdivisions 70.3 16.5% Short-term Bond Mutual Fund 44.0 10.3% Common Stocks 15.6 3.7% Preferred Stocks 1.1 0.3% Other Long-Term Investments 0.3 0.1% Total cash and investments $ 427.1 100% U.S Government & Agency Securities, 21.4% Cash & Cash Equivalents, 18.7% Public Utilities and Corporate Securities, 29.2% State, Municipalities & Political Subdivisions, 16.5% Short-term bond fund, 10.3% Common Stocks, 3.7% Preferred Stocks, 0.3% Other Long- Term Investments, 0.1% Invested Asset Mix

Reserve Metrics Compare Favorably

Great loss experience PLUS higher average reserves, less pending & more paid

Gross Loss & LAE Ratio

AY	UIHC	HCI	FNHC	UVE	HRTG
2008	**21.2%**	34.3%	25.2%	34.7%	
2009	**29.2%**	36.7%	42.5%	41.6%	
2010	**28.0%**	35.8%	40.0%	38.1%	
2011	**26.3%**	33.1%	34.2%	35.4%	
2012	**27.3%**	29.6%	30.1%	31.9%	17.6%
2013	**31.4%**	22.7%	33.5%	29.0%	30.3%
Average	**27.3%**	32.0%	34.3%	35.1%	23.9%

Source: Part 1A-HO, Col 29

Average Gross Loss & LAE Reserve

AY	UIHC	HCI	FNHC	UVE	HRTG
2008	**$ 4,500**	$ 41,000	$ 38,250	$ 7,320	
2009	**$ 28,700**	$ 46,056	$ 22,765	$ 8,001	
2010	**$ 43,190**	$ 33,150	$ 25,472	$ 9,662	
2011	**$ 40,614**	$ 22,889	$ 24,014	$ 8,680	
2012	**$ 33,667**	$ 12,773	$ 28,305	$ 7,791	$ 18,600
2013	**$ 24,234**	$ 10,286	$ 15,283	$ 8,931	$ 10,534
Average	**$ 29,151**	$ 27,692	$ 25,681	$ 8,398	$ 14,567

Source: Part 1A-HO, Col 13+17+21/ Part 1A-HO, Col 25

Pending Claims Ratio

AY	UIHC	HCI	FNHC	UVE	HRTG
2008	**0.2%**	0.4%	0.2%	3.0%	
2009	**0.3%**	0.5%	0.7%	3.6%	
2010	**0.7%**	1.1%	1.5%	3.8%	
2011	**1.6%**	2.0%	3.0%	5.0%	
2012	**1.9%**	4.4%	3.2%	5.3%	4.1%
2013	**12.8%**	21.4%	20.0%	22.0%	23.4%
Average	**2.9%**	5.0%	4.8%	7.1%	13.8%

Source: Part 1A-HO, Col 25 / Part 1A-HO, Col 12

Paid-to-Incurred Loss

AY	UIHC	HCI	FNHC	UVE	HRTG
2008	**99.5%**	96.8%	94.7%	96.9%	
2009	**98.5%**	95.8%	96.9%	95.8%	
2010	**95.8%**	92.8%	95.5%	94.3%	
2011	**91.3%**	92.5%	91.4%	92.6%	
2012	**89.4%**	86.0%	88.6%	89.1%	76.6%
2013	**65.6%**	64.0%	47.7%	61.1%	57.1%
Average	**90.0%**	88.0%	85.8%	88.3%	66.9%

Source: Part 3, Col 10 / Part 2, Col 10

Source: SNL & Company Statutory Filings

14

UPC INSURANCE

2014-15 Catastrophe Reinsurance Program 15 $25.0M LAYER 3 $150M xs $25M LAYER 1 $100M xs $25M 50% 1-year term / 50% 2-year term LAYER 2 $125M xs $25M $125.0M $422.8M $955.2M $17.5M RETENTION FHCF 90% of $616.9M xs $230.8M $847.7M $230.8M LAYER 4 $150M xs $25M $1,105.2M 3.17YR 8.58YR 17.12YR 107.53YR 131.58YR 185.19YR 38.76YR $808.6M 100.00YR $514.0M 50.00YR 1Return time shown using AIR v15 LT no DS (based on projected 9/30/14 exposures) 30% QS 30% QS $7M RETENTION $15M xs $10M xs $15m 2nd & Subsequent Events Return Time 1 1st Event Andrew Charley $185.7M $130.8M Donna $426.9M 50.00YR 1928 Okeechobee $569.9M Since 1900, there has never been a hurricane that would have exhausted UPC’s 2014 catastrophe reinsurance program¹ Severity Protection Either of the 2 most active seasons on record (2004 or 2005) would not exhaust UPC’s 2014 catastrophe reinsurance program¹ Frequency Protection

Historical Events Effects on UPC’s Portfolio 16 ¹AIR estimated insured industry loss includes losses from automobiles, personal lines and commercial lines Estimated Industry Est. UPC Est. UPC Historical S.S. Industry Loss Return Gross Loss Net Loss Event Year Landfall Category ($ billion) ¹ Period (Yrs) ($ million) ($ million) 1 No Name 6 1926 FL 4 $128.2 159 $435.4 $25.0 2 Andrew 1992 FL, LA 5, 3 $57.6 49 $130.8 $25.0 3 No Name 4 1947 FL, LA 4, 1 $54.7 32 $374.4 $25.0 4 Katrina 2005 FL, LA 1, 3 $47.8 10 $4.9 $25.0 5 Betsy 1965 FL, LA 3, 3 $47.3 18 $50.8 $25.0 6 Donna 1960 FL, NC, NY 4, 2, 2 $36.1 17 $426.9 $25.0 7 No Name 9 1945 FL 3 $19.7 12 $95.7 $25.0 8 Wilma 2005 FL 3 $14.4 10 $124.4 $25.0 9 Ivan 2004 AL 3 $10.7 15 $3.8 $25.0 10 Charley 2004 FL, SC 4, 1 $9.0 15 $185.7 $25.0 Estimated losses from the 10 most costly hurricanes in U.S. history All events are earnings events NOT capital events

17 EXECUTION

18 State Expansion Status Strategy not limited to just one or a few select markets Licensed App. Pending Future DC No need for huge market share (reduces concentration risk) Organic growth not dependent or focused on take-outs

Executing Geographic Diversification 19 Policies in-force at 6/30/2014 Policies in-force at 6/30/2013 Total PIF: 168,075 (1) Total PIF: 215,387 (1) (1) Policy numbers exclude flood line of business. Data as of June 30, 2014 & 2013. 159,221 17,236 16,279 12,256 10,395 56,166 FL SC MA RI Other (NC, NJ & TX) 142,311 10,569 4,247 3,248 260 25,764 FL SC MA RI NC 85% 8% 15% 4% 3% 0% 8% 7% 6% 5% 74% 26%

UPC’s Proprietary Product Offering 20 Refine AOP Rating Variables - Structure, Location & Occupant Credit Scoring CAT Banding UPC Risk Scoring Model UPC 1.0 AOP WIND

Cat Banding – A Technical Approach to Pricing 21 Developed over 4 million grid points using distance to coast factors, ISO rating territories, counties and zips that provide a unique market segmentation that’s highly correlated to the catastrophe risk and reinsurance costs (optimal rate-to-risk) RMS RiskLink v13 Preliminary AIR Clasic/2 v13 WSST Ground up losses; Near Term including demand surge Loss Cost per $1000 TIV 0.15 or less 0.15 to 0.20 0.20 to 0.25 0.25 to 0.30 0.30 to 0.40 0.40 to 0.65 0.65 to 0.85 0.85 to 1.10 1.10 to 1.50 1.50 or greater AIR & RMS expected losses include all catastrophe risks, not just hurricane Objective: To create geographic areas such that within each “Cat Band” the expected losses are within a specified range of error/approximation from a central estimate.

Newest Markets Evolving Well 22 ¹ UPC policies in-force during June 2014 Young portfolios with good spread on coast as well as inland ¹ Texas exposures focused on Tier 1 & 2 TX Launched Nov 2013 NJ Launched Aug 2013 NC Launched Apr 2013

Total Insured Value and Policies In-Force Quality Growth Reflected in Portfolio Metrics Modeled Cat Avg. Annual Loss to Premium In-Force $ in thousands, except policy data Quarter Ended June 30th, Years Ended December 31, 2014 2013 2012 2011 Number of Policies In-Force (PIF) 215,387 202,454 135,297 101,754 Growth of PIF 6.4% 49.6% 33.2% 26.4% Total Insured Value (TIV) $99,471,416 $89,532,383 $62,094,925 $46,032,280 Growth of TIV 11.1% 44.2% 34.9% 26.8% Probable Maximum Loss (PML) $728,003 $757,210 $528,622 $472,620 Growth of PML -3.86% 43.2% 11.8% -5.6% Note: AAL and PML are modeled using AIR assuming long-term and no demand surge. The TIV presented is adjusted for coverage B. 23 T IV ($ b ill io n s ) P IF (t h o u s a n d s ) 0 50 100 150 200 250 $0 $20 $40 $60 $80 $100 $120 YE 2011 YE 2012 YE 2013 Q2 2014 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% 24.0% YE 2010 YE 2011 YE 2012 YE 2013 Q2 2014

24 RESULTS

Operating Highlights 25 in thousands Q2-14 Q2-13 % Chg YTD 2014 YTD 2013 % Chg Revenue Gross Earned $ 97,223 $ 74,900 29.8% $ 192,234 $ 144,776 32.8% Ceded Earned (33,039) (28,929) 14.2% (64,016) (56,508) 13.3% Net Earned 64,184 45,971 39.6% 128,218 88,268 45.3% Investment Income 1,617 831 94.6% 3,084 1,555 98.3% Realized gain(loss) 31 (149) -120.8% 45 (161) -128.0% Other revenue 1,872 1,999 -6.4% 3,864 3,159 22.3% Total Revenue 67,704 48,652 39.2% 135,211 92,821 45.7% Expenses Loss & LAE 28,792 23,007 25.1% 56,465 43,554 29.6% Policy Acquisition 16,197 12,169 33.1% 31,377 23,452 33.8% Operating & Admin 7,193 6,150 17.0% 14,052 11,333 24.0% Interest Expense 112 80 39.4% 227 153 48.3% Total Expense 52,294 41,406 26.3% 102,121 78,492 30.1% Earnings before tax 15,410 7,246 112.7% 33,090 14,329 130.9% Other Inc. (Exp) — — 16 — Income Tax 5,820 2,737 112.6% 12,127 5,470 121.7% Net Income 9,590 4,509 112.7% 20,979 8,859 136.8% Ceding Ratio -34.0% -38.6% 4.6% -33.3% -39.0% 5.7% Net Loss Ratio 44.9% 50.0% -5.2% 44.0% 49.3% -5.3% Net Expense Ratio 36.4% 39.8% -3.4% 35.4% 39.4% -4.0% Combined Ratio 81.3% 89.9% -8.6% 79.5% 88.8% -9.3% $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 Q3-13 Q4-13 Q1-14 Q2-14 Y/Y Earnings Growth PY CY 0% 10% 20% 30% 40% 50% 60% Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Ceding Ratio¹ Strong results fueled by state expansion and lower reinsurance costs 1Ceding ratio = ceded earned premiums / gross earned premiums

-10,000 -5,000 0 5,000 10,000 15,000 20,000 25,000 YE 2010 YE 2011 YE 2012 YE 2013 YTD 2014 Underwriting G/L Investment Income Current Year CAT Losses PY CAT Development Other PY Development Components of Operating Return on Equity 1 26 Core UW Results Driving Returns ROAE ROAE ROAE ROAE ROAE -2.0% 16.1% 16.1% 20.8% 26.5% ¹ YTD 2014 is as of 6/30/2014 and YTD 2014 ROAE is a trailing-twelve calculation ¹

Safe Harbor – At a Glance 27 Statements in this presentation that are not historical facts are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “or “continue” or the other negative variations thereof or comparable terminology are intended to identify forward-looking statements. The forward-looking statements in this presentation include statements regarding the Company’s or management’s plans, objectives, goals, strategies, expectations, estimates, beliefs or projections, or any other statements concerning future performance or events. The risks and uncertainties that could cause our actual results to differ from those expressed or implied herein include, without limitation, the success of the Company’s marketing initiatives, inflation and other changes in economic conditions (including changes in interest rates and financial markets); the impact of new regulations adopted which affect the property and casualty insurance market; the costs of reinsurance and the collectability of reinsurance, assessments charged by various governmental agencies; pricing competition and other initiatives by competitors; or ability to obtain regulatory approval for requested rate changes, and the timing thereof; legislative and regulatory developments; the outcome of litigation pending against us, including the terms of any settlements; risks related to the nature of our business; dependence on investment income and the composition of our investment portfolio; the adequacy of our liability for loss and loss adjustment expense; insurance agents; claims experience; ratings by industry services; catastrophe losses; reliance on key personnel; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes and hail); changes in loss trends; acts of war and terrorist activities; court decisions and trends in litigation, and health care; and other matters described from time to time by us in our filings with the SEC, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a major contingency. Reported results may therefore, appear to be volatile in certain accounting periods. The Company undertakes no obligations to update, change or revise any forward- looking statement, whether as a result of new information, additional or subsequent developments or otherwise. INTRODUCTION Exchange:Ticker NASDAQ: UIHC Industry Property/Casualty Insurance Business Homeowners Insurance in FL / GA / LA / MA / MS / NC / NH / NJ / RI / SC / TX / CT HQ St. Petersburg, FL Employees Approximately 100 Policies in Force 215,387 (at 6/30/14) Cash / Inv. $427.1 M (at 6/30/14) Dividend $0.04 MRQ (at 6/30/14)

Definitions of Non-GAAP Measures 28 We believe that investors’ understanding of UPC Insurance’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Combined ratio excluding the effects of current year catastrophe losses, prior year development from lines in run-off and prior year development (underlying combined ratio) is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of current year catastrophe losses on the combined ratio, the effect of development from lines in run-off and prior year development on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our business that may be obscured by current year catastrophe losses, losses from lines in run-off and prior year development. Current year catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year development from lines in run-off is caused by unexpected development from our commercial auto product that is no longer offered by the Company. Prior year development is unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. The most direct comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered as a substitute for the combined ratio and does not reflect the overall profitability of our business.

United Insurance Holdings Corp. NASDAQ: UIHC Presentation to the